Exhibit 10.9

DATE 3rd May 2006

EVOTEC (UK) LIMITED (1)

PATHEON UK LIMITED (2)

ASSIGNMENT

of leasehold property at

151 Milton Park, Abingdon

We certify this to be a true copy of the original

Veale Wasbrough Orchard Court, Orchard Lane, Bristol, BSI 5WS

Manches LLP

9400 Garsington Road

Oxford Business Park

Oxford OX4 2HN

Tel +44 (0)1865 722 106

Fax +44 (0)1865 201 012

DX 4322 Oxford

www.manches.com

Ref: SPS/238789

Draft No: 1

Date: 24.02.2006

[MANCHES]

INDEX

1.	DEFINITIONS AND INTERPRETATION	1
2.	RECITALS	5
3.	ASSIGNMENT	6
4.	TITLE GUARANTEE	6

ASSIGNMENT

DATE:	3rd May 2006

PARTIES:

(1)	“Seller”	EVOTEC (UK) LIMITED
Company No: 02674265
Registered Office: 111 Milton Park, Abingdon

(2)	“Buyer”	PATHEON UK LIMITED
Company No: 03764421
Registered Office: Kingfisher Drive,
Swindon, SN3 5BZ

1.	Definitions and Interpretation

1.1.	Definitions

In this deed the following words and expressions have the following meanings:

“Lease”	a lease of the Property dated 15 January 1996 and made between Lansdown Estates Group Limited (1) and Oxford Asymmetry Limited (now known as Evotec (UK) Limited) (2) as varied or supplemented by any licences and deeds of variation

“Property”	the leasehold property known as Unit 151 Milton Park Abingdon described in and demised by the Lease

“Term”	the term of years granted by the Lease including any period of holding over or extension or continuation whether implied or granted by statute or common law

“VAT”	Value Added Tax or any tax amending and/or

replacing it

1.2.	Interpretation

In this deed:

1.2.1.	the headings are for convenience only and do not affect its construction or interpretation and references to a clause are references (unless otherwise stated) to a clause in this deed

1.2.2.	words of one gender include all other genders and any reference to a person includes a reference to a company authority board department or other body

1.2.3.	if an obligation is owed to or by more than one person that obligation is owed to or by those persons separately jointly or in any combination

1.2.4.	any obligation on a party to do any act or thing includes an obligation to procure that it is done and any obligation not to do any act or thing includes an obligation not to permit the doing of the act or thing

1.2.5.	any consent approval authorisation or notice required or given under this deed will only take effect if given in writing

1.2.6.	references to “statute” are references to any statute or statutory provision for the time being in force and any regulations orders byelaws or other subordinate legislation made under any such statute or statutory provision from time to time

1.2.7.	unless expressly stated to the contrary any reference to a specific statute includes any statutory extension or modification amendment or re-enactment of that statute and any regulations or orders made under it

1.2.8.	the expression “tenant covenants” has the same meaning as in Section 28(1) of the Landlord and Tenant (Covenants) Act 1995

2.	Recitals

2.1.	By the Lease the Property was demised to the Seller for the Term subject to the rent reserved by and the covenants and conditions in the Lease

2.2.	The Lease remains vested in the Seller for the unexpired period of the Term and the Seller has agreed to assign the Lease to the Buyer

2.3.	The Lease is a new tenancy as defined by Section 1 of the Landlord and Tenant (Covenants) Act 1995

3.	Assignment

In consideration of the covenants on the part of the Buyer contained in this deed the Seller assigns the Lease to the Buyer for the unexpired period of the Term subject from now on to the Buyer paying the rent and observing and performing the covenants and conditions in the Lease

4.	Title Guarantee

4.1.	This assignment is made with full title guarantee except that:

4.2.	The Seller is not liable under the covenants implied by Section 3 or Section 4 of the Law of Property (Miscellaneous Provisions) Act 1994 for the consequences of any breach of the terms of the Lease concerning the condition of the Property

4.3.	This assignment is made subject to all matters to which the contract dated the 3rd day of May 2006 between the Seller (1) the Buyer (2) for this assignment is made

4.4.	All matters recorded at the date of this assignment in registers open to public inspection are deemed to be within the actual knowledge of the Buyer for the purposes of Section 6(2)(a) of the Law of Property (Miscellaneous Provisions) Act 1994, notwithstanding Section 6(3) of that Act

4.5.	The Property will not, by virtue of the assignment, have any rights, easements or the benefit of any other matters over land, if any, retained by the Seller other than those (if any) which are expressly mentioned or granted by the assignment and Section 62 of the Law of Property Act 1925 will not apply to this assignment

Executed by the parties as a deed and delivered on but not before the date inserted as the date of this deed

EXECUTED as a Deed by	)
EVOTEC (UK) LIMITED	)
acting by:	)

/s/ M. Polywka	Director

/s/ M. Ashton	Secretary

EXECUTED as a Deed by	)
PATHEON UK LIMITED	)
acting by:	)

/s/ Ian Jones	Director

/s/ Richard Morris	Secretary